Supplement dated November 18, 2022
to the following statutory prospectus(es):
America's marketFLEX Annuity dated May 1, 2016
America's marketFLEX II Annuity, America's marketFLEX Edge Annuity and America's marketFLEX Advisor Annuity dated May 1, 2022
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective November 8, 2022, the following Investment Portfolio is no longer available to receive transfers or purchase payments.
•
Northern Lights Variable Trust – 7Twelve Balanced Portfolio
Accordingly, Appendix A: Underlying Mutual Funds Available Under the Contract is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Fixed Income	Northern Lights Variable Trust – 7Twelve Balanced Portfolio This underlying mutual fund is no longer available to receive transfers or new purchase payments effective November 8, 2022 Investment Advisor: 7Twelve Advisors, LLC	1.20%*	13.78%	6.75%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
2.
The Board of Trustees of the Northern Lights Variable Trust, approved the liquidation (the "Liquidation") pursuant to which the 7Twelve Balanced Portfolio (the "Portfolio") will be liquidated. The Liquidation is expected to occur on or about December 8, 2022 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•
Effective on November 8, 2022, the Portfolio will no longer be available for transfers or new purchase payments.
•
From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•
On the Liquidation Date, any remaining assets of the Portfolio will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II
•
After the Liquidation Date, any and all references to the Portfolio are deleted.
PROS-0687